UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22389

Salient Absolute Return Institutional Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:

John A. Blaisdell Salient Absolute Return Institutional Fund 4265 San Felipe, Suite 800 Houston, TX 77027	George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950 (617) 261-3231
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/11

Date of reporting period: 12/31/11

Item 1. Reports to Stockholders.

Dear SAR Investors:

As we enter our fourth year of managing the Salient Absolute Return Fund complex (comprised of the Salient Absolute Return Master Fund and its feeder funds, Salient Absolute Return Fund, Salient Absolute Return Institutional Fund and Salient Absolute Return Fund, LP (collectively, “SAR” or the “Fund”), we believe there is reason to be excited about the present and future, even as we look back on what was ultimately a difficult year for hedge funds.

During 2011, SAR outperformed its major benchmark for hedge fund performance, the HFRX Equal Weighted Strategies Index, as this index lost -6.18%. The outperformance over the index was driven by the three critical components of our investment process: quantitative research, skill identification and fee efficiency. Beginning with quantitative research, we carefully construct the SAR portfolio seeking to balance its risk across the four major strategies within the SAR portfolio: Asset Allocation (i.e. macro/CTA), Relative Value, Event Driven and Tactical Credit. We focus on measuring our risk across these strategies and creating a balanced portfolio that is designed to perform in a variety of environments. The next step of our process is to identify skilled managers to execute these complex investment strategies. Finally, we focus on efficiently allocating fees to lower the overall cost of implementing the portfolio. We believe it is also important to note how the three parts of the investment process work together. The analogy we use is that quantitative research, skill identification and fee efficiency are the three legs of the stool that support our investment objectives. For example, we utilize our in-house quantitative research team to enhance our process to identify potential managers by incorporating quantitative models to analyze return streams. Further, we focus on identifying managers in conjunction with their fee structure in order to determine where the hedge fund fee structure is worth the level of return or if we are better served by a less expensive expression of a similar return stream.

In particular, we believe the focus on fees is of high importance. Since the financial crisis of 2008, the developed world (US, Japan, Europe) has entered a long cycle of deleveraging in which we believe the excessive debt that has built up over the past thirty years must be removed from the balance sheets of many consumers, financial organizations and governments. We feel this will be a painful process and may potentially have a direct impact on investment returns in the developed world. Specifically, we forecast a lower return environment as bond yields are currently low by historical standards and GDP growth will likely be constrained by the deleveraging process. In that environment, we believe one of the most important actions that we can focus on will be to lower fees where possible.

The investment objective of the Fund is to provide a low volatility return stream that exhibits very little correlation to equities or traditional fixed income investments. In areas of the portfolio where we anticipate shifts, these changes will be in line with the key aspects of our process discussed above: add further balance and diversification to the portfolio where possible, identify potential managers where we believe their skill is beneficial to the portfolio, and seek to lower the overall fees paid to underlying managers either through direct fee negotiation or by finding lower priced and more liquid ways to capture the return streams that managers offer.

We are grateful for your continued support. If you have any questions, please do not hesitate to call our Sales Desk at 800.725.9456, or me directly at 713.993.4068.

William Enszer

Salient Advisors, LP

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Absolute Return Institutional Fund:

We have audited the accompanying statement of assets and liabilities of Salient Absolute Return Institutional Fund (the “Institutional Fund”), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from April 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Institutional Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salient Absolute Return Institutional Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and the period from April 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 27, 2012

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investment in the Master Fund, at fair value (cost $62,615,241)	$59,733,144
Investments in securities, at fair value (cost $41,895)	41,895

Total investments	59,775,039
Cash and cash equivalents	1,593,406
Receivable from the Master Fund	5,737,996
Prepaids and other assets	17,434

Total assets	67,123,875

Liabilities:
Dividends payable	3,875
Subscriptions received in advance	1,500,000
Redemptions payable	6,097,129
Payable to Adviser for recoupment	77,547
Shareholder Servicing Fees payable	40,850
Accounts payable and accrued expenses	14,544

Total liabilities	7,733,945

Net assets	$59,389,930

Net assets consist of:
Paid-in-capital	$62,263,006
Accumulated net investment income	405,930
Accumulated net realized loss	(396,909)
Net unrealized depreciation on investments	(2,882,097)

Net assets	$59,389,930

Net asset value per share outstanding (4,178,935 shares outstanding)	$14.21

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Schedule of Investments

December 31, 2011

	Shares	Fair Value	% of Net Assets

Investment in the Master Fund
Salient Absolute Return Master Fund (United States) (100.58% of Net Assets)	62,207	$59,733,144

Total Investment in the Master Fund (Cost $62,615,241)		59,733,144	100.58%

Investments in Securities
Investments in Registered Investment Companies
Money Market Fund (0.07% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund (United States)	41,895	41,895

Total Money Market Fund		41,895

Total Investments in Securities (Cost $41,895)		41,895	0.07%

Total Investments (Cost $62,657,136)		$59,775,039	100.65%

All securities are income producing.

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Statement of Operations

Year Ended December 31, 2011

Dividend income—Master Fund	$1,069,571

Total investment income	1,069,571

Expenses:
Amortization of offering costs	81,668
Shareholder Servicing Fees	148,548
Printing fees	16,779
Professional fees	16,338
Registration and filing fees	35,580
Other expenses	13,998

Total expenses	312,911

Recoupment by the Adviser	143,977

Net expenses	456,888

Net investment income	612,683

Net realized and unrealized loss from investments:
Net realized loss from investment in Master Fund	(396,307)
Change in unrealized appreciation/depreciation from investment in Master Fund	(2,752,332)

Net realized and unrealized loss from investments	(3,148,639)

Net decrease in net assets resulting from operations	$(2,535,956)

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2011	For the period April 1, 2010 through December 31, 2010*
Net assets, beginning of period	$33,124,135	$—
Net increase (decrease) in net assets resulting from operations:
Net investment income	612,683	340,737
Net realized loss from investment in Master Fund	(396,307)	—
Change in unrealized appreciation/depreciation from investment in Master Fund	(2,752,332)	(129,765)

Net increase (decrease) in net assets resulting from operations	(2,535,956)	210,972

Distributions from net investment income	(619,359)	(340,771)
Distribution from capital gains	(602)	—

Change in net assets from distributions	(619,961)	(340,771)

Capital Transactions:
Subscriptions	37,148,739	32,913,163
Proceeds from reinvestment of dividends	616,086	340,771
Redemptions	(8,343,113)	—

Change in net assets from capital transactions	29,421,712	33,253,934

Net assets, end of period	$59,389,930	$33,124,135

Accumulated net investment income	$405,930	$86,383

Share Transactions:
Issued	2,478,860	2,219,293
Reinvested	43,351	23,069
Redeemed	(585,638)	—

Change in shares	1,936,573	2,242,362

*	The Institutional Fund commenced operations on April 1, 2010.

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Statement of Cash Flows

Year Ended December 31, 2011

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(2,535,956)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(36,839,441)
Proceeds from disposition of investments	8,025,879
Reinvestment of dividends received	(1,069,571)
Net realized loss from investment in Master Fund	396,307
Change in unrealized appreciation/depreciation from investment in Master Fund	2,752,332
Decrease in advanced subscriptions to the Master Fund	666,471
Increase in receivable from the Master Fund	(5,737,996)
Decrease in receivable from Adviser	21,450
Decrease in prepaids and other assets	59,660
Increase in payable to Adviser for recoupment	77,547
Increase in Shareholder Servicing Fees payable	20,792
Decrease in accounts payable and accrued expenses	(1,823)

Net cash used in operating activities	(34,164,349)

Cash flows from financing activities:
Subscriptions	37,983,739
Redemptions	(2,245,984)

Net cash provided by financing activities	35,737,755

Net increase in cash and cash equivalents	1,573,406
Cash and cash equivalents at beginning of period	20,000

Cash and cash equivalents at end of period	$1,593,406

Supplemental schedule of non-cash activity:
Reinvestment of dividends received	$1,069,571
Proceeds from reinvestment of dividends	616,086

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Notes to Financial Statements

December 31, 2011

(1) ORGANIZATION

Salient Absolute Return Institutional Fund (the “Institutional Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended and the Securities Act of 1933, commenced operations on April 1, 2010, as a non-diversified closed-end management investment company. The Institutional Fund was created to serve as a feeder fund for Salient Absolute Return Master Fund (the “Master Fund”). The Institutional Fund has authorized 33,333,333 shares of beneficial interest (“Shares”), which may be issued in more than one class or series. For convenience, reference to the Institutional Fund may include the Master Fund, as the context requires.

The Institutional Fund’s investment objective is to generate positive returns regardless of the overall direction of various markets. The Institutional Fund pursues its investment objective by investing substantially all of its assets in the Master Fund which invests its assets across a variety of investment funds (the “Portfolio Funds”). The Master Fund’s financial statements, Schedule of Investments and notes to financial statements, included elsewhere in this report, are an integral part of the Institutional Fund’s financial statements that should be read in conjunction with this report. The percentage of the Master Fund’s net assets owned by the Institutional Fund on December 31, 2011, was 47.44%.

The board of trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser and it has selected Salient Advisors, L.P. (the “Adviser”), to manage the Institutional Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Institutional Fund’s investment program subject to the ultimate supervision of the Board.

Under the Institutional Fund’s organizational documents, the Institutional Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Institutional Fund. In the normal course of business, the Institutional Fund enters into contracts with service providers, which also provide for indemnifications by the Institutional Fund. The Institutional Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Institutional Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Institutional Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The Institutional Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTOLIO SECURITIES TRANSACTIONS

The Institutional Fund records investment transactions on a trade-date basis.

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Notes to Financial Statements, continued

December 31, 2011

Investments that are held by the Institutional Fund are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

(d) VALUATION OF INVESTMENTS

The valuation of the Institutional Fund’s investments will be determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Institutional Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Institutional Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Institutional Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Institutional Fund’s valuation policies.

The Board has authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Portfolio Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

Investments held by the Institutional Fund are valued as follows:

•

MASTER FUND—The Institutional Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at fair value, using the net asset value of the Master Fund as a practical expedient. Valuation of the investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements included elsewhere in this report.

•	OTHER—Other investments held by the Fund that do not trade on an exchange are valued at the end of day net asset value per share.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Institutional Fund bears all expenses incurred in its business including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Institutional Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Institutional Fund’s net asset value; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred. Organization costs, if any, are expensed as incurred.

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Notes to Financial Statements, continued

December 31, 2011

(g) INCOME TAXES

The Institutional Fund expects to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. The Institutional Fund has elected to have a tax year end of October 31. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Institutional Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Institutional Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Institutional Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Institutional Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2011, the Institutional Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

As of December 31, 2011, the following reclassifications have been made to increase (decrease) such accounts in the Institutional Fund with offsetting adjustments as indicated:

Accumulated Net Investment Income (Loss)	Paid-in-Capital
$326,223	$(326,223)

The tax character of dividends paid to shareholders as of the latest tax year ended October 31, 2011 were as follows:

Ordinary Income	Total Taxable Distributions	Return of Capital	Total Distributions Paid
$14,548	$14,548	$326,223	$340,771

No dividends or distributions were paid by the Institutional Fund during the tax year ended October 31, 2010.

As of the latest tax year ended October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Long –Term Capital Gains	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$602	$(2,150,799)	$(2,150,197)

(h) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Institutional Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends

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Notes to Financial Statements, continued

December 31, 2011

and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Institutional Fund.

Shares are issued pursuant to the DRP at the Institutional Fund’s net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend).

(i) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Institutional Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Institutional Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the net asset value in the “near term”

•

Level 3—investments with significant unobservable inputs or investments that cannot be fully redeemed at the net asset value in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 30 days

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization, as of December 31, 2011, of the Institutional Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total Investments
Investments
Investment in the Master Fund	$—	$—	$59,733,144	$59,733,144
Investment Securities
Money Market	41,895	—	—	41,895

Total Investments	$41,895	$—	$59,733,144	$59,775,039

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Notes to Financial Statements, continued

December 31, 2011

The categorization of the Institutional Fund’s investment in the Master Fund as a Level 3 investment does not reflect the fact that many of the underlying investments held by the Investment Funds in which the Master Fund invests, if owned directly by the Institutional Fund, may be classified as Level 1 investments.

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2010	Gross Purchases	Gross (Sales)	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2011
Investments
Investment in the Master Fund	$33,040,545	$37,863,242	$(8,022,004)	$(396,307)	$(2,752,332)	$59,733,144

Total Investments	$33,040,545	$37,863,242	$(8,022,004)	$(396,307)	$(2,752,332)	$59,733,144

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/ depreciation from Level 3 investments held at December 31, 2011, is $(2,752,332).

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF SHARES

Upon receipt from an eligible investor of an initial or additional application for Shares, which will generally be accepted as of the first business day of each month, the Institutional Fund will issue new Shares. The Institutional Fund issues Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the 1933 Act. No public market exists for the Shares, and none is expected to develop. The Institutional Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Institutional Fund’s Declaration of Trust.

The Institutional Fund reserves the right to reject any applications for subscription of Shares. The $1,500,000 in subscriptions received in advance as of December 31, 2011, represents subscriptions for Institutional Fund Shares received prior to the January 2012 closing.

(b) REPURCHASE OF SHARES

A shareholder will not be eligible to have the Institutional Fund repurchase all or any portion of its Shares at the shareholder’s discretion at any time. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the Institutional Fund offer to repurchase Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Shares, if any, that will be purchased in any tender offer that it does approve. Since the Institutional Fund’s assets are invested in the Master Fund, the ability of the Institutional Fund to have its Shares in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. In addition, the Institutional Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the Institutional Fund’s offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Institutional Fund.

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Notes to Financial Statements, continued

December 31, 2011

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2011, substantially all of the investments made by the Institutional Fund were in the Master Fund.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Institutional Fund invests either directly or through the Master Fund may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Institutional Fund’s risk of loss in these Portfolio Funds is limited to the Institutional Fund’s pro rata share of the value of such Portfolio Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to provide a certain type of exposure for the Master Fund’s overall portfolio.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Institutional Fund will pay the Independent Administrator a monthly administration fee based on the month end aggregate net asset value of the Master Fund and its feeder funds (the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Institutional Fund will pay its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Funds NAV over $15 billion. The Independent Administrator may also provide the Institutional Fund with legal, compliance, transfer agency, and other investor related services at an additional cost. Per the administration agreement, the Institutional Fund will not be charged administration fees until January 1, 2012.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Institutional Fund, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) of 0.75% on an annualized basis of the Master Fund’s net assets calculated based on the Master Fund’s net assets at the end of each month, accrued monthly and payable quarterly in arrears. So long as the Institutional Fund invests all of its investable assets in the Master Fund, the Institutional Fund will not pay the Adviser directly any Investment Management Fee; however, should the Institutional Fund not have all of its investments in the Master Fund, it may be charged the 0.75% Investment Management Fee directly. The Institutional Fund’s shareholders bear an indirect portion of the Investment Management Fee paid by the Master Fund, through the Institutional Fund’s investment in the Master Fund. For the year ended December 31, 2011, the Master Fund incurred $993,998 in Investment Management Fees.

The Adviser has contractually agreed to limit total annualized expenses of the Institutional Fund through January 31, 2012 through an expense limitation agreement (the “Expense Limitation Agreement”), including a portion of the indirect expenses from the Institutional Fund’s investment in the Master Fund (exclusive of borrowing and investment-related costs) based on the Institutional Fund’s proportionate investment in the Master

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Notes to Financial Statements, continued

December 31, 2011

Fund, to 2.0% of net assets. Under the Expense Limitation Agreement, the Adviser is permitted to recover in later periods expenses it has borne to the extent that the Institutional Fund’s expenses fall below the 2.0% rate. The Institutional Fund, however, is not obligated to pay any such amount beyond three years after the end of the fiscal year in which the Adviser reimbursed such expense. Any such recovery by the Adviser shall not cause the Institutional Fund to exceed the annual expense limitation rate that was in effect at the time of such waiver or reimbursement. During the year ended December 31, 2011, the Adviser recouped $143,977 for expenses reimbursed in 2010. There were no remaining previously reimbursed expenses subject to recoupment as of December 31, 2011.

(b) DISTRIBUTION AND SERVICING AGREEMENTS

Salient Capital, L.P., an affiliate of the Adviser, acts as the distributor (the “Distributor”) of Shares of the Institutional Fund. A Fund’s Shares may be purchased through the Distributor, broker-dealers that have entered into selling agreements with the Distributor (“Selling Agents”), or registered investment advisers (“RIAs”) that have entered into an arrangement with the Distributor for such RIA to offer Shares. Neither the Distributor nor any Selling Agents or RIAs are obligated to buy from the Institutional Fund any of the Shares. There is no minimum aggregate amount of Shares of the Institutional Fund required to be purchased.

In consideration for providing or procuring investor services and administrative assistance to the Institutional Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 0.25% (on an annualized basis) of each shareholders account balance, calculated at the end of each month, payable quarterly in arrears. The Adviser may engage one or more sub-servicing agents to provide some or all of the services. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

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Notes to Financial Statements, continued

December 31, 2011

(9) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2011	For the period from April 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$14.77	$15.00
Loss from operations:
Net investment income[2]	0.15	0.15
Net realized and unrealized loss from investments	(0.57)	(0.23)

Net decrease resulting from operations	(0.42)	(0.08)
Distributions to Shareholders from:
Net investment income	(0.14)	(0.15)
Net realized gains on investments	— [3]	—

Total distributions	(0.14)	(0.15)

Total	(0.56)	(0.23)

Net asset value, end of period	$14.21	$14.77

Net investment income to average net assets[4]	1.04%	1.84%

Total operating expenses to average net assets[4]	0.53%	1.49%

Total operating expenses to average net assets net of recoupments[4]	0.78%	0.71%

Portfolio Turnover[5]	54.92%	57.50%

Total return[6]	(2.87)%	(0.51)%

Net Assets, end of period (000’s)	$59,390	$33,124

1	The Institutional Fund commenced operations on April 1, 2010.
2	Calculated using the average shares.
3	Amount is less than $0.005.
4

Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. Ratios have been annualized for periods less than twelve months. The gross operating expenses are the expenses before reimbursement to the Institutional Fund or recoupment by the Adviser.

5	The Institutional Fund is invested substantially in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund.
6	The total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

(10) SUBSEQUENT EVENTS

The Institutional Fund accepts initial or additional applications for Shares generally as of the first business day of the month. Investor subscriptions for Shares totaled approximately $1,500,000 and $250,000 for January and February 2012, respectively.

Based on the net assets of the Institutional Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $7,000,000 be made for the quarter ending March 31, 2012 to those shareholders who elect

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Notes to Financial Statements, continued

December 31, 2011

to tender their Shares prior to the expiration of the tender offer period. The Board approved such recommendation and shareholders in the Institutional Fund were notified of a tender offer with a February 21, 2012 expiration date. At the expiration date the tender was oversubscribed. As a result, it is anticipated that the Board will approve an amendment to increase the amount of the tender offer.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011.

SALIENT ABSOLUTE RETURN INSTITUTIONAL FUND

Supplemental Information

December 31, 2011

(Unaudited)

Trustees and Officers

The Institutional Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Institutional Fund who are responsible for the Institutional Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Institutional Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age (as of December 31, 2011), the position held with the Institutional Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Institutional Fund, Master Fund and Salient Absolute Return Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
John A. Blaisdell¹ Age: 51	Trustee (Since January 2010); Principal Executive Officer (Since October 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011
Andrew B. Linbeck¹ Age: 47	Trustee (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011
Jeremy Radcliffe¹ Age: 37	Trustee, Secretary (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011

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Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
A. Haag Sherman¹ Age: 46	Trustee (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, 2002-2011	3	The Endowment Funds (investment companies) (five funds); Blue Dolphin Energy Company, since January 2012; Salient MLP & Energy Infrastructure Fund, since 2011

1

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Institutional Fund, Master Fund and Salient Absolute Return Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 72	Trustee (Since August 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996	3	The Endowment Funds (investment companies) (five funds); Brandes Investment Trust (investment companies)(four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010; Salient MLP & Energy Infrastructure Fund, since 2011
Jonathan P. Carroll Age: 50	Trustee (Since January 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011

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Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 55	Trustee (Since January 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	3	The Endowment Funds (investment companies) (five funds); U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008; Salient MLP & Energy Infrastructure Fund, since 2011
Richard C. Johnson Age: 74	Trustee (Since January 2010)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011

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Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
G. Edward Powell Age: 75	Trustee (Since January 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	3	The Endowment Funds (investment companies) (five funds); Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004; Salient MLP & Energy Infrastructure Fund, since 2011
Scott E. Schwinger Age: 46	Trustee (Since January 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	3	The Endowment Funds (investment companies) (five funds); The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; Salient MLP & Energy Infrastructure Fund, since 2011

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 38	Chief Compliance Officer (“CCO”) (Since July 2010)	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005
John E. Price Age: 44	Treasurer; Principal Financial Officer (Since January 2010)	Director and Chief Financial Officer, Adviser, since 2003; Partner, Director and Chief Financial Officer of Salient, since 2003

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Supplemental Information, continued

December 31, 2011

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2011.

Asset Class[1]	Fair Value	%
Event Driven	$13,797,082	8.65
Macro/CTA	48,488,106	30.41
Relative Value	67,158,158	42.11
Tactical Credit	16,838,833	10.56
Money Market Funds	3,640,452	2.28
Corporate Bonds	8,623,461	5.41
Sovereign Bond	927,101	0.58

Total Investments	$159,473,193	100.00

1	The complete list of investments included in each asset class is included in the Schedule of Investments of the Master Fund, which is included elsewhere in this report.

Form N-Q Filings

The Institutional Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Institutional Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Institutional Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Institutional Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Institutional Fund’s prospectus includes additional information about Trustees of the Institutional Fund. The prospectus is available, without charge, upon request by calling 1-800-725-9456.

This Page Intentionally Left Blank

SALIENT ABSOLUTE RETURN MASTER FUND

Shareholders’ Report

December 31, 2011

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

Salient Absolute Return Master Fund:

We have audited the accompanying statement of assets and liabilities of Salient Absolute Return Master Fund (the “Master Fund”), including the schedule of investments, as of December 31, 2011, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and the period from February 1, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Salient Absolute Return Master Fund as of December 31, 2011, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from February 1, 2010 (commencement of operations) to December 31, 2010, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 27, 2012

SALIENT ABSOLUTE RETURN MASTER FUND

Statement of Assets and Liabilities

December 31, 2011

Assets:
Investments in Portfolio Funds, at fair value (cost $113,250,063)	$112,487,157
Investments in affiliated Portfolio Funds, at fair value (cost $23,545,993)	23,459,861
Investments in securities, at fair value (cost $23,352,805)	23,526,175

Total investments	159,473,193
Cash and cash equivalents	154,086
Receivable from investments sold	2,939,511
Dividends and interest receivable	236,258
Prepaids and other assets	3,617

Total assets	162,806,665

Liabilities:
Line of credit	23,022,384
Redemptions payable	13,384,634
Distributions payable	110,000
Investment Management Fees payable	261,258
Interest expense payable	53,957
Accounts payable and accrued expenses	58,058

Total liabilities	36,890,291

Net assets	$125,916,374

Net assets consist of:
Paid-in-Capital	$132,492,197
Accumulated net investment loss	(2,818,263)
Accumulated net realized loss	(3,081,600)
Net unrealized depreciation on investments	(675,960)

Net assets	$125,916,374

Net asset value per share outstanding (131,130 shares outstanding)	$960.24

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Schedule of Investments

December 31, 2011

	Shares	Fair Value	% of Net Assets

Investments in Portfolio Funds
Passive Foreign Investment Companies
Event Driven (10.96% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands)	16,709	$2,104,656
Loeb Offshore Fund, Ltd. (Bermuda)	41,527	5,255,159
Revelation Special Situations Fund, Ltd. (Bermuda)	3,520	6,437,267

Total Event Driven		13,797,082

Macro/CTA (38.51% of Net Assets)
Global Macro
MKP Opportunity Offshore, Ltd. (Cayman Islands)	75,000	7,550,172
Top Down Alpha
BlackRock Global Ascent, Ltd. (Cayman Islands)	7,769	6,980,387
BTG Pactual Global Emerging Markets, Ltd. (Cayman Islands)	7,500	7,196,789
D.E. Shaw Heliant International Fund, L.P. (Bermuda)(2)		10,182,226
ISAM Systematic Class A Fund (Cayman Islands)	85,342	9,231,449
Salem Global Opportunity Fund (Offshore), Ltd. (Cayman Islands)(1)	7,744	7,347,083

Total Macro/CTA		48,488,106

Relative Value (53.34% of Net Assets)
Bottom Up Alpha
Alphabet Offshore Fund, Ltd. (Cayman Islands)	7,000	6,508,663
AQR Delta Offshore Fund LP (Cayman Islands)		9,878,570
Arrowgrass International Fund, Ltd. (United Kingdom)	7,500	742,360
Black Diamond Relative Value Fund, Ltd. (Cayman Islands)	65,000	6,072,316
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	60,000	5,893,754
Carlson Double Black Diamond, Ltd. (Cayman Islands)	46,428	7,094,437
CC ARB International Fund, Ltd. (Cayman Islands)	606	771,145
CCA Absolute Return Muni Strategy Fund (Ireland)(1)	8,297	8,555,424
D.E. Shaw Composite International Fund (Bermuda)(2)		59,766
Hudson Bay Overseas Fund, Ltd. (United States)	2,748	5,388,920
Overseas CAP Partners, Inc. (Cayman Islands)(1)	4,395	7,557,354
Saba Capital Offshore Fund, Ltd. (Cayman Islands)	7,500	8,129,117
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	506,332

Total Relative Value		67,158,158

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Schedule of Investments, continued

December 31, 2011

	Shares/ Principal Amount*	Fair Value	% of Net Assets

Passive Foreign Investment Companies (continued)
Tactical Credit (5.16% of Net Assets)
Rose Grove Offshore Fund I, Ltd. (Cayman Islands)	5,403	$6,503,672

Total Tactical Credit		6,503,672

Total Investments in Portfolio Funds (Cost $136,796,056)		135,947,018	107.97%

Investments in Securities
Registered Investment Companies
Money Market Funds (2.89% of Net Assets)
United States
JPMorgan 100% U.S. Treasury Securities Money Market Fund (United States)(2)	2,757,166	2,757,166
JPMorgan U.S. Treasury Plus Money Market Fund (United States)(2)	883,286	883,286

Total Money Market Funds		3,640,452

Tactical Credit (8.21% of Net Assets)
iShares iBoxx $ High Yield Corporate Bond Fund (United States)(2)	69,944	6,255,092
Wisdom Tree Emerging Markets Local Debt Fund (United States)(2)	83,883	4,080,069

Total Tactical Credit		10,335,161

Total Registered Investment Companies		13,975,613	11.10%

Corporate Bonds (6.85% of Net Assets)
CHS/Community Health System, 8.875%, 07/15/15 (United States)(2)	1,000,000	1,032,500
CIT Group, Inc., 7.00%, 05/01/17 (United States)(2)	2,000,000	2,000,000
Continental Airlines 2003-ERJ1, 7.875%, 07/02/18 (United States)(2)	825,807	805,162
Continental Airlines 2005-ERJ1, 9.798%, 04/01/21 (United States)(2)	986,971	1,006,711
Ford Motor Credit Co, LLC, 8.125%, 01/15/20 (United States)(2)	2,000,000	2,354,136
Highland Park CDO Ltd, 0.84%, 11/25/51 (United States)(2)(3)	2,590,821	1,424,952

Total Investments in Corporate Bonds		8,623,461

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Schedule of Investments, continued

December 31, 2011

	Shares/ Principal Amount*	Fair Value	% of Net Assets

Sovereign Bonds (0.73% of Net Assets)
Republic Of Mexico, 6.50%, 06/10/21 (Mexico)(2)(4)	12,950,000	$927,101

Total Sovereign Bonds		927,101

Total Investments in Securities (Cost $23,352,805)		23,526,175	18.68%

Total Investments (Cost $160,148,861)		$159,473,193	126.65%

All securities are non-income producing unless noted otherwise.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.
(1)	Affiliated investments
(2)	Income producing security
(3)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2011.
(4)	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Statement of Operations

Year Ended December 31, 2011

Investment income:
Dividend income	$721,592
Interest income	173,317

Total investment income	894,909

Expenses:
Investment Management Fees	993,998
Amortization of offering costs	24,870
Trustees fees	120,000
Professional fees	69,512
Interest expense	392,857
Legal fees	94,429
Other expenses	167,574

Total expenses	1,863,240

Net investment loss	(968,331)

Net realized and unrealized gains (losses) from investments, affiliated investments and foreign currency translations:
Net realized gain from investments and foreign currency translations	58,902
Change in unrealized appreciation/depreciation from investments, affiliated investments, and foreign currency translations	(3,053,324)

Net realized and unrealized loss from investments, affiliated investments and foreign currency translations	(2,994,422)

Net decrease in net assets resulting from operations	$(3,962,753)

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Statements of Changes in Net Assets

	Year Ended December 31, 2011	For the period February 1, 2010 through December 31, 2010*
Net assets, beginning of period	$99,974,045	$—
Net increase (decrease) in net assets resulting from operations:
Net investment loss	(968,331)	(1,124,877)
Net realized gain from investments and foreign currency translations	58,902	123,658
Net realized loss from affiliated investments	—	(153,155)
Change in unrealized appreciation/depreciation from investments, affiliated investments and foreign currency translations	(3,053,324)	2,377,364

Net increase (decrease) in net assets resulting from operations	(3,962,753)	1,222,990

Distributions from net investment income	(2,277,491)	(1,580,169)

Change in net assets from distributions	(2,277,491)	(1,580,169)

Capital Transactions:
Transfers in-kind	—	69,243,855
Subscriptions	48,025,363	40,023,786
Proceeds from reinvestment of dividends	2,167,491	1,380,169
Redemptions	(18,010,281)	(10,316,586)

Change in net assets from capital transactions	32,182,573	100,331,224

Net assets, end of period	$125,916,374	$99,974,045

Accumulated net investment loss	$(2,818,263)	$(2,503,565)

Share Transactions:
Issued in-kind	—	69,244
Issued	47,252	39,974
Reinvested	2,257	1,384
Redeemed	(18,635)	(10,346)

Change in shares	30,874	100,256

*	The Master Fund commenced operations on February 1, 2010.

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Statement of Cash Flows

Year End December 31, 2011

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(3,962,753)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(223,895,232)
Proceeds from disposition of investments	153,623,011
Net realized gain from investments	(59,637)
Change in unrealized appreciation/depreciation from investments, affiliated investments and foreign currency translations	3,053,324
Amortization of premium	(833)
Decrease in advanced subscriptions to Portfolio Funds	13,000,000
Decrease in receivable from investments sold	3,274,463
Increase in dividends and interest receivable	(236,550)
Decrease in prepaids and other assets	36,659
Increase in Investment Management Fees payable	57,560
Decrease in line of credit commitment fees payable	(35,555)
Decrease in payable to Trustees	(30,000)
Increase in interest expense payable	53,957
Increase in accounts payable and accrued expenses	1,657

Net cash used in operating activities	(55,119,929)

Cash flows from financing activities:
Subscriptions	37,042,308
Redemptions	(4,625,647)
Distributions	(200,000)
Proceeds from line of credit	90,290,000
Repayments on line of credit	(67,267,616)

Net cash provided by financing activities	55,239,045

Net increase in cash and cash equivalents	119,116
Cash and cash equivalents at beginning of period	34,970

Cash and cash equivalents at end of period	$154,086

Supplemental schedule of cash activity:
Cash paid for interest	$338,900
Supplemental schedule of non-cash activity:
Proceeds from reinvestment of dividends	$2,167,491

See accompanying notes to financial statements.

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements

December 31, 2011

(1) ORGANIZATION

Salient Absolute Return Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds. The Master Fund has authorized 900,000 shares of beneficial interest (“Shares”), which may be issued in more than one class or series.

The Master Fund is a “fund of funds” that pursues its investment objective primarily by investing its assets across a variety of investment funds (the “Portfolio Funds”) designed to generate positive returns regardless of the overall direction of various markets. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across styles and strategies.

The board of trustees (the “Board” and each member a “Trustee”) is authorized to engage an investment adviser. It has selected Salient Advisors, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

Under the Master Fund’s organizational documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”).

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

SALIENT ABSOLUTE RETURN MASTER FUND

Notes to Financial Statements, continued

December 31, 2011

Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Portfolio Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Portfolio Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

Investments held by the Master Fund are valued as follows:

•

PORTFOLIO FUNDS—Investments in Portfolio Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Portfolio Funds or the administrators of such Portfolio Funds. These Portfolio Funds value their underlying investments in accordance with policies established by such Portfolio Funds. Prior to investing in any Portfolio Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Portfolio Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Portfolio Fund and are net of management and estimated performance incentive fees or allocations payable to the Portfolio Funds’ managers pursuant to the Portfolio Funds’ agreements. Generally, Portfolio Funds in which the Master Fund invests will use market value when available, and otherwise use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at net asset value as reported by a Portfolio Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ significantly from the value that would have been used had readily available markets for the investments in Portfolio Funds existed. The Master Fund’s investments in Portfolio Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Portfolio Funds. Portfolio Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values securities at their last sales price on the date of determination, or if no sale occurred on such date, then at the mean between the “bid” and “ask” prices on such date, or if no such prices were quoted on such date, the mean between the “bid” and “ask” prices on the most

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Notes to Financial Statements, continued

December 31, 2011

immediate prior date on which such prices were quoted. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security. Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy.

•

OPTIONS—Options that are listed on a securities exchange are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination, or if no such prices were quoted on such date, or if the last sales price is not between the “bid” and “ask” price, the position will be valued at whichever of the “bid” or “ask” is closest to the last sale. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

•

OTHER—Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a Portfolio Fund or where a value supplied by a Portfolio Fund is deemed not to be indicative of the Portfolio Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator will determine, in good faith, the fair value of the Portfolio Fund.

•

FOREIGN CURRENCY—The accounting records of the Master Fund are maintained in U.S. dollars. Investments of the Master Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(e) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Master Fund itself may purchase or sell options as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. There was no derivative activity directly at the Master Fund level for the year ended December 31, 2011, however the Portfolio Funds may have directly engaged in derivative transactions during the period.

(f) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(g) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; interest expenses and loan fees; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; research expenses; costs of insurance; registration expenses; offering costs; transfer taxes and taxes withheld on non-U.S. dividends; and other types of expenses as may be approved from time to time by the Adviser. Offering costs are amortized over a twelve-month period or less from the date they are incurred. Organization costs, if any, are expensed as incurred.

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Notes to Financial Statements, continued

December 31, 2011

(h) INCOME TAXES

The Master Fund expects to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. When investing in Portfolio Funds, the Master Fund generally invests its assets in foreign corporations that would be classified as passive foreign investment companies (“PFICs”). The Master Fund has elected to have a tax year end of October 31. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2011, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

The Master Fund’s tax cost as of December 31, 2011, was $162,975,311 resulting in accumulated net unrealized depreciation of $3,502,118 consisting of $3,112,051 in gross unrealized appreciation and $6,614,169 in gross unrealized depreciation.

As of December 31, 2011, the following reclassifications have been made to increase (decrease) such accounts in the Master Fund with offsetting adjustments as indicated:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$2,931,124	$(2,931,124)

The tax character of dividends paid to shareholders as of the latest tax year ended October 31, 2011 were as follows:

Ordinary Income	Total Taxable Distributions	Total Distributions Paid
$1,580,169	$1,580,169	$1,580,169

No dividends or distributions were paid by the Master Fund during the tax year ended October 31, 2010.

As of the latest tax year ended October 31, 2011, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)
$2,380,824	$(3,151,986)	$(3,298,980)	$(4,070,142)

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Notes to Financial Statements, continued

December 31, 2011

At October 31, 2011, the Master Fund had a net capital loss carryforward to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Amount	Expires
$1,141,078	2018
2,010,908	2019

These amounts will be available to offset future taxable capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Master Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(i) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions will be paid annually on the Shares in amounts representing substantially all of the net investment income and net capital gains, if any, earned each year. Each shareholder will automatically be a participant under the Master Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Master Fund.

Shares are issued pursuant to the DRP at the Master Fund’s NAV determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend).

(j) USE OF ESTIMATES

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(k) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Levels 1 and 2 of the fair value hierarchy. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU 2011-04 and its impact on the financial statements has not yet been determined.

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Notes to Financial Statements, continued

December 31, 2011

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—investments with other significant observable inputs or investments that can be fully redeemed at the net asset value in the “near term”

•

Level 3—investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 30 days

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary categorization as of December 31, 2011, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1	LEVEL 2	LEVEL 3	Total Investments
Investments
Portfolio Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$13,797,082	$13,797,082
Macro/CTA	—	—	48,488,106	48,488,106
Relative Value	—	—	67,158,158	67,158,158
Tactical Credit	—	—	6,503,672	6,503,672
Investment Securities
Money Market Funds	3,640,452	—	—	3,640,452
Tactical Credit	10,335,161	—	—	10,335,161
Corporate Bonds	—	8,623,461	—	8,623,461
Sovereign Bonds	—	927,101	—	927,101

Total Investments	$13,975,613	$9,550,562	$135,947,018	$159,473,193

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Portfolio Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

The Master Fund discloses significant transfers between levels based on valuations at the end of the reporting period. There were no significant transfers between Levels 1, 2 or 3 as of December 31, 2011, based on levels assigned to Portfolio Funds on December 31, 2010.

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Notes to Financial Statements, continued

December 31, 2011

The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2010*	Transfers In	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2011
Investments
Portfolio Funds
Passive Foreign Investment Companies
Event Driven	$17,446,768	$—	$15,500,000	$(18,566,639)	$123,078	$(706,125)	$13,797,082
Macro/CTA	—	7,347,083	47,750,000	(5,749,960)	(98,489)	(760,528)	48,488,106
Relative Value	53,563,680	—	45,585,076	(25,240,516)	1,332,523	(8,082,605)	67,158,158
Tactical Credit	9,250,693	—	1,500,000	(4,034,297)	153,409	(366,133)	6,503,672

Total Investments	$80,261,141	$7,347,083	$110,335,076	$(53,591,412)	$1,510,521	$(9,915,391)	$135,947,018

*

Categories for the beginning balances as of December 31, 2010 may not match the audited financial statements due to categorical changes in strategy type from the Adviser. These changes are assumed to have been made on January 1, 2011.

The net realized gain and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2011, is $(2,918,804).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Portfolio Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date. A listing of the investments held by the Master Fund and their attributes as of December 31, 2011, that may qualify for this valuation approach is shown in the table below.

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Notes to Financial Statements, continued

December 31, 2011

Certain Portfolio Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Portfolio Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock up period from the date of the initial investment or an additional investment.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Event Driven(a)	Seek to profit from companies expecting to face major corporate events.	$13,797	Monthly - Annually	60-90	0-2 years; up to 4% redemption fee
Macro/CTA(b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	48,488	Daily - Annually	30-90	0-2 years; up to 4% redemption fee
Relative Value(c)	Invest simultaneously in long and short positions in equity securities	67,158	Monthly - Quarterly	30-90	0-1 year; up to 5% redemption fee
Tactical Credit(d)	Seek to generate income and or capital appreciation through a variety of debt and equity securities and other investments across numerous markets	6,504	Daily - Quarterly	5-60	0-1 year; up to 2% redemption fee
		$135,947

*

The information summarized in the table above represents the general terms for a majority of the investments in Portfolio Funds within the specified investment category. Individual Portfolio Funds may have terms that are different than the general terms indicated for the investment category as a whole. In addition, most Portfolio Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Portfolio Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Portfolio Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities.

(c)

This category includes Portfolio Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

(d)

This category includes Portfolio Funds that have access to certain credit markets attractive to the Adviser by utilizing derivatives or fixed income securities. Investments under this category may include emerging market debt denominated in local currencies, domestic floating rate corporate securities, as well as U.S. and foreign corporate fixed rate debt. Investments in this category may be high yield, investment grade, or a combination of both.

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Notes to Financial Statements, continued

December 31, 2011

(4) SHAREHOLDERS ACCOUNTS

(a) ISSUANCE OF SHARES

Upon receipt from an eligible investor of an initial or additional application for Shares, which will generally be accepted as of the first business day of each month, the Master Fund will issue new Shares. The Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Master Fund issues Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Shares, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its shareholders. The Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s Declaration of Trust. The Master Fund reserves the right to reject any applications for Shares.

(b) REPURCHASE OF SHARES

A shareholder will not be eligible to have the Master Fund repurchase all or any portion of its Shares at the shareholder’s discretion at any time. The Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Shares each calendar quarter, pursuant to written tenders by shareholders. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Shares, if any, that will be purchased in any tender offer that it does approve. In the event Shares are repurchased, there will be a substantial period of time between the date as of which shareholders must accept the Master Fund’s offer to repurchase their Shares and the date they can expect to receive payment for their Shares from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2011, the Master Fund held investments in Portfolio Funds and securities.

For the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $149,655,999 and $76,717,267, respectively.

(b) PORTFOLIO FUND LIQUIDITY

Certain Portfolio Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Portfolio Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock up period from the date of the initial or an additional investment. Portfolio Funds may, depending on the Portfolio Fund’s governing documents, have the ability to deny or delay a redemption request.

(c) AFFILIATED PORTFOLIO FUNDS

At December 31, 2011, the Master Fund’s investments in certain Portfolio Funds were deemed to be investments in affiliated issuers under the 1940 Act, because the Master Fund owns 5% or more of the Portfolio Funds’ total net assets. The activity resulting from investments in these Portfolio Funds, including interest

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Notes to Financial Statements, continued

December 31, 2011

income as well as realized gains and losses, is identified in the Statement of Operations as transactions with affiliated investments. A listing of these affiliated Portfolio Funds (including 2011 activity) is shown below:

			For the Year Ended 12/31/2011						For the Year Ended 12/31/2011
Portfolio Funds	Shares 12/31/2010	Shares 12/31/2011	Fair Value 12/31/2010	Cost of Purchases	Cost of Sales	Realized Gain/(Loss) on Investments	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2011	Interest/ Dividend Income
CCA Absolute Return Muni Strategy Fund	—	8,297	$—	$8,500,000	$—	$—	$55,424	$8,555,424	$—
Overseas CAP Partners, Inc.	4,393	4,395	7,461,314	—	—	—	96,040	7,557,354	—
Salem Global Opportunity Fund (Offshore), Ltd.	2,244	7,744	2,439,375	5,500,000	—	—	(592,292)	7,347,083	—

			$9,900,689	$14,000,000	$—	$—	$(440,828)	$23,459,861	$—

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the investment in such Portfolio Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to provide a certain type of exposure for the Master Fund’s overall portfolio.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end aggregate net asset value of the Master Fund and its feeder funds (the “Funds”) (net of any Fund’s net asset value invested in another Fund) (the “Fund’s NAV”). The Master Fund will pay its pro rata share of total administration fees based on its proportionate net asset value to the aggregate net asset value of all Funds. The Funds are charged on an annual basis, 6 basis points on the Fund’s NAV of up to $2 billion, 5 basis points on the Fund’s NAV between the amounts of $2 billion and $5 billion, 2 basis points on the Fund’s NAV between the amounts of $5 billion and $15 billion and 1.25 basis points on the Funds NAV over $15 billion. The Independent Administrator may also provide the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost. Per the administration agreement, the Master Fund will not be charged administration fees until January 1, 2012.

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Notes to Financial Statements, continued

December 31, 2011

(9) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) of 0.75% on an annualized basis of the Master Fund’s net assets calculated based on the Master Fund’s net assets at the end of each month, accrued monthly and payable quarterly in arrears. For the year ended December 31, 2011, $993,998 was incurred for Investment Management Fees.

(10) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow money or issue any senior security, to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time for the purpose of making investments, funding repurchases of Master Fund Shares and for other working capital and general Master Fund purposes.

For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Portfolio Funds in which the Master Fund invests. Portfolio Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Portfolio Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Portfolio Funds. The Master Fund may be required to pledge assets when borrowing, which in the event of an uncured default, could affect the Master Fund’s operations, including preventing the Master Fund from conducting a repurchase of its shares. In addition, the terms of any borrowing may impose certain investment restrictions on the Master Fund. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the shareholders, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a line of credit agreement (the “Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $40,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. Borrowings under the Agreement are secured by the Master Fund’s investments. The Agreement provides for interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate plus a spread of 1.75% per annum, payable quarterly in arrears. The average amount of borrowings during the year ended December 31, 2011 was $19,791,670. The weighted average interest rate paid on the line of credit on borrowings during the year ended December 31, 2011 was 1.98%. The asset coverage ratio per unit, per one thousand dollars of indebtness, is $6,469. The current credit facility agreement expires on September 28, 2016.

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Notes to Financial Statements, continued

December 31, 2011

(11) FINANCIAL HIGHLIGHTS

	Year Ended December 31, 2011	For the period from February 1, 2010 through December 31, 2010[1]
Per share operating performance:
Net asset value, beginning of period	$997.18	$1,000.00
Income (loss) from operations:
Net investment loss	(7.39)[2]	(12.51)
Net realized and unrealized gain (loss) from investments	(13.60)[2]	24.16

Net increase (decrease) resulting from operations	(20.99)	11.65
Distributions	(15.95)	(14.47)

Total	(36.94)	(2.82)

Net asset value, end of period	$960.24	$997.18

Net investment loss to average net assets[3]	(0.74)%	(1.32)%

Total operating expenses to average net assets[3,4]	1.42%	1.42%

Portfolio turnover	54.92%	57.50%

Total return[5]	(2.11)%	1.16%

Net assets, end of period (000’s)	$125,916	$99,974

1	The Master Fund commenced operations on February 1, 2010.
2	Calculated using average shares.
3	Ratios are calculated by dividing the indicated amount by average net assets measured at the end of each month during the period. Ratios have been annualized for periods less than twelve months.
4	Expense ratios do not include expenses of the acquired funds that are paid indirectly by the Master Fund as a result of its ownership of the Portfolio Funds.
5	Total return is calculated for the shareholders taken as a whole. Total return is not annualized for periods less than twelve months.

(12) SUBSEQUENT EVENTS

Based on the net assets of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $25,000,000 be made for the quarter ending March 31, 2012 to those shareholders who elect to tender their Shares prior to the expiration of the tender offer period. The Board approved such recommendation and shareholders in the Master Fund were notified of a tender offer with a February 21, 2012 expiration date. The oversubscribed tender in the Salient Absolute Return Fund and Salient Absolute Return Institutional Fund is not anticipated to result in an increase in the tender amount at the Master Fund.

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2011.

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information

December 31, 2011

(Unaudited)

Trustees and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Trustee serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Trustees and officers of the Master Fund may also be trustees or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Trustee and officer, his or her full name, address and age (as of December 31, 2011), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Trustee, and other directorships held by such Trustee.

Compensation for Trustees

The Master Fund, Salient Absolute Return Fund and Salient Absolute Return Institutional Fund together pay each of the Trustees who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Trustees”) an annual retainer of $20,000, which is paid quarterly, and such compensation shall encompass attendance and participation at all Board meetings, and any Committee meetings thereof, including telephonic meetings. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
John A. Blaisdell[1] Age: 51	Trustee (Since January 2010); Principal Executive Officer (Since October 2011)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011
Andrew B. Linbeck[1] Age: 47	Trustee (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011
Jeremy Radcliffe[1] Age: 37	Trustee, Secretary (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
A. Haag Sherman[1] Age: 46	Trustee (Since January 2010)	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, 2002-2011	3	The Endowment Funds (investment companies) (five funds); Blue Dolphin Energy Company, since January 2012; Salient MLP & Energy Infrastructure Fund, since 2011

1

This person’s status as an “interested” trustee arises from his affiliation with Salient Advisors, L.P. (“Salient”), which itself is an affiliate of the Master Fund, Salient Absolute Return Fund and Salient Absolute Return Institutional Fund.

Independent Trustees

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Karin B. Bonding, CFA Age: 72	Trustee (Since August 2010)	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996	3	The Endowment Funds (investment companies) (five funds); Brandes Investment Trust (investment companies) (four funds) since 2006; Credit Suisse Alternative Capital Funds (investment companies) (six funds) 2005-2010; Salient MLP & Energy Infrastructure Fund, since 2011
Jonathan P. Carroll Age: 50	Trustee (Since January 2010)	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
Dr. Bernard Harris Age: 55	Trustee (Since January 2010)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	3	The Endowment Funds (investment companies) (five funds); U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008; Salient MLP & Energy Infrastructure Fund, since 2011
Richard C. Johnson Age: 74	Trustee (Since January 2010)	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	3	The Endowment Funds (investment companies) (five funds); Salient MLP & Energy Infrastructure Fund, since 2011

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information, continued

December 31, 2011

(Unaudited)

Name, Address and Age	Position(s) Held	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Trustee
G. Edward Powell Age: 75	Trustee (Since January 2010)	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	3	The Endowment Funds (investment companies) (five funds); Therapy Track, LLC, since 2009; Global Water Technologies, Inc.; Datavox Holdings, Inc.; Energy Services International, Inc., since 2004; Salient MLP & Energy Infrastructure Fund, since 2011
Scott E. Schwinger Age: 46	Trustee (Since January 2010)	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999)	3	The Endowment Funds (investment companies) (five funds); The Make-A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001; Salient MLP & Energy Infrastructure Fund, since 2011

Officers of the Fund Who Are Not Trustees

Name, Address and Age	Position(s) Held with the Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 38	Chief Compliance Officer (“CCO”) (Since July 2010)	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008; Consultant, Wells Fargo Bank, 2000-2005
John E. Price Age: 44	Treasurer; Principal Financial Officer (Since January 2010)	Director and Chief Financial Officer, Adviser, since 2003; Partner, Director and Chief Financial Officer of, Salient, since 2003

SALIENT ABSOLUTE RETURN MASTER FUND

Supplemental Information, continued

December 31, 2011

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2011.

Asset Class[1]	Fair Value	%
Event Driven	$13,797,082	8.65
Macro/CTA	48,488,106	30.41
Relative Value	67,158,158	42.11
Tactical Credit	16,838,833	10.56
Money Market Funds	3,640,452	2.28
Corporate Bonds	8,623,461	5.41
Sovereign Bond	927,101	0.58

Total Investments	$159,473,193	100.00

1	The complete list of investments included in each asset class is included in the Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s registration statement includes additional information about Trustees of the Master Fund. The registration statement is available, without charge, upon request by calling 1-800-725-9456.

Independent Trustees

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Trustees and Officers

Andrew B. Linbeck, Trustee

A. Haag Sherman, Trustee

John A. Blaisdell, Trustee and Principal Executive Officer

Jeremy L. Radcliffe, Trustee and Secretary

John E. Price, Treasurer and Principal Financial Officer

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Salient Advisors, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

J.P. Morgan Chase & Co.

Greenwich, CT

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	Current Year	Previous Year
Audit Fees	$10,000	$10,000
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year	Previous Year
0%	0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year	Previous Year
$0	$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. Salient Absolute Return Master Fund (the “Master Fund”), Salient Absolute Return Institutional Fund (the “Institutional Fund”) and Salient Absolute Return Fund (the “SAR Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, Lee G. Partridge and Jeremy L. Radcliffe.

Mr. Blaisdell has served as an Investment Committee Member since January 2010 and Chief Executive Officer/Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2010 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Radcliffe has served as an Investment Committee Member since January 2010 and Managing Director of Salient since August 2002. Previously, he held the position of Partner of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Partridge has served as an Investment Committee Member since 2011 and as a Managing Director & Chief Investment Officer of Salient since 2011. Prior to joining Salient, Mr. Partridge was the founder and CEO of Integrity Capital, LLC, which spanned traditional and alternative investment strategies and the Deputy Chief Investment Officer of the Teacher Retirement System of Texas, where he was responsible for global asset allocation, risk management, portfolio construction, external managers, hedge funds, derivative strategies, equity trading, futures trading and risk management. Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2011: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	9	$4.583 billion	18	$618 million	>1,420	>$	10.231 billion	(1)
Andrew B. Linbeck	9	$4.583 billion	18	$618 million	>1,420	>$	10.231 billion	(1)
Jeremy L. Radcliffe	9	$4.583 billion	18	$618 million	>1,420	>$	10.231 billion	(1)
Lee G. Partridge	4	$282 million	10	$276 million	>1,420	>$	10.231 billion

(1)	Messrs. Blaisdell, Linbeck and Radcliffe serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell and Linbeck have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell and Linbeck have discretion in their capacities as principal executive officers of such entities/clients.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	1	$152 million	3	$8.318 billion
Andrew B. Linbeck	0	0	1	$152 million	3	$8.318 billion
Jeremy L. Radcliffe	0	0	1	$152 million	3	$8.318 billion
Lee G. Partridge	0	0	1	$152 million	3	$8.318 billion

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Partridge and Radcliffe indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Partridge and Radcliffe receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck, Partridge and Radcliffe also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Blaisdell, Linbeck, Partridge and Radcliffe are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck, Partridge and Radcliffe believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2011 by each Investment Committee Member (1).

Investment Committee Member	Master Fund (2)	Institutional Fund	SAR Fund
John A. Blaisdell	$10,001 to $50,000	$250,001 to $500,000	$10,001 to $50,000
Andrew B. Linbeck	$10,001 to $50,000	Over $1,000,000	$10,001 to $50,000
Jeremy L. Radcliffe	<$10,000	Over $1,000,000	<$10,000
Lee G. Partridge	<$10,000	$250,001 to $500,000	<$10,000

(1)	Includes the portion of investments made by the Salient Group beneficially owned and personal investments
(2)	Includes indirect beneficial ownership in the Master Fund through an unregistered feeder fund

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Value of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchases as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

January 1, 2011 through January 31, 2011	$—	N/A	N/A	N/A
February 1, 2011 through February 28, 2011	$—	N/A	N/A	N/A
March 1, 2011 through March 31, 2011	$—	N/A	N/A	N/A
April 1, 2011 through April 30, 2011	$—	N/A	N/A	N/A
May 1, 2011 through May 31, 2011	$—	N/A	N/A	N/A
June 1, 2011 through June 30, 2011	$150,000	N/A	N/A	N/A

July 1, 2011 through July 31, 2011	$—	N/A	N/A	N/A
August 1, 2011 through August 31, 2011	$—	N/A	N/A	N/A
September 1, 2011 through September 30, 2011	$2,137,883	N/A	N/A	N/A
October 1, 2011 through October 31, 2011	$—	N/A	N/A	N/A
November 1, 2011 through November 30, 2011	$—	N/A	N/A	N/A
December 1, 2011 through December 31, 2011	$6,055,230	N/A	N/A	N/A

Total	$8,343,113

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Absolute Return Institutional Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 27, 2012

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 27, 2012